Deferred income tax assets and liabilities (Unrecognized deferred income tax assets in respect of certain deductible temporary differences and accumulated tax losses) (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred income tax assets and liabilities [abstract]
Deductible temporary differences	¥ 4,672,788	¥ 2,957,316
Unused tax losses	8,665,079	6,669,820
Total	¥ 13,337,867	¥ 9,627,136